                           LOAN MODIFICATION AGREEMENT


BETWEEN: SONUS Pharmaceuticals, a Delaware corporation ("Borrower"), whose address is 22026 - 20th Avenue S.E., Suite 102, Bothell, WA 98021

AND: Silicon Valley Bank ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054;

DATE:          September 10, 1997

        This Loan Modification Agreement is entered into on the above date by Borrower and Silicon.

        1. Background. Borrower entered into a Loan and Security Agreement with Silicon (as amended from time to time, the "Loan Agreement"). Capitalized terms used in this Loan Modification Agreement shall, unless otherwise defined in this Agreement, have the meaning given to such terms in the Loan Agreement.

        Silicon and Borrower are entering into this Agreement to state the terms and conditions of certain modifications to the Loan Agreement and the Schedule, as amended prior to the date of this Agreement.

        2. Modifications to Loan Agreement and Schedule.

           2.1 Section 3.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                      "3.7 Financial Condition and Statements. All financial
               statements now or in the future delivered to Silicon have been, and shall be, prepared in conformity with generally accepted accounting principles and now and in the future shall completely and accurately reflect the financial condition of the Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and shall continue to be solvent. The Borrower shall provide Silicon: (i) within 30 days after the end of each month, a monthly financial statement (consisting of a income statement and balance sheet) prepared by the Borrower in accordance with generally accepted accounting principles; (ii) within 20 days after the end of each month, an accounts receivable report and an accounts payable report, in such form as Silicon shall reasonably specify; (iii) within 30 days after the end of each month, a Compliance Certificate in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of the Borrower, certifying that throughout such month the Borrower was

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               in full compliance with all terms and conditions of this
               Agreement and the Schedule, and providing such other information as Silicon shall reasonably request; (iv) within 90 days following the end of the Borrower' fiscal year, complete annual CPA-audited financial statements, such audit being conducted by independent certified public accountants reasonably acceptable to Silicon, together with an unqualified opinion of such accountants; and (v) within 5 days of the filing date, any 10Q, 10K or 8K filings made by Borrower with the Securities and Exchange Commission."

               2.2 The Schedule to the Loan Agreement is hereby deleted and replaced by the Amended and Restated Schedule to Loan and Security Agreement attached to this Agreement.

               2.3 Borrower acknowledges and agrees that all Obligations, including without limitation Borrower's obligation to repay amounts advanced by Silicon to Borrower on the terms of the Loan Agreement and Schedule as modified by this Loan Modification Agreement, are secured by all liens and security interests granted by Borrower to Silicon in the Loan Agreement.

        3. Conditions Precedent. This Loan Modification Agreement shall not take effect until Borrower delivers to Silicon a Certified Resolution of Borrower and such other documents as Silicon shall reasonably require to give effect to the term of this Loan Modification Agreement.

        4. No Other Modifications. Except as expressly modified by this Loan Modification Agreement, the terms of the Loan Agreement, as amended prior to the date of this Loan Modification Agreement, shall remain unchanged and in full force and effect. Silicon's agreement to modify the Loan Agreement pursuant to this Loan Modification Agreement shall not obligate Silicon to make any future modifications to the Loan Agreement or any other loan document. Nothing in this Loan Modification Agreement shall constitute a satisfaction of any indebtedness of any Borrower to Silicon. It is the intention of Silicon and Borrower to retain as liable parties all makers and endorsers of the Loan Agreement or any other loan document. Except as provided in the Amended and Restated Schedule to Loan and Security Agreement attached to this Agreement, no maker, endorser, or guarantor shall be released by virtue of this Loan Modification Agreement. The terms of this paragraph shall apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

        5. Representations and Warranties.

               5.1 The Borrower represents and warrants to Silicon that the execution, delivery and performance of this Agreement are within the Borrower's corporate powers, and have been duly authorized and are not in contravention of law or the terms of the Borrower's articles of incorporation, bylaws or of any undertaking to which the Borrower is a party or by which it is bound.

               5.2 The Borrower understands and agrees that in entering into this Agreement, Silicon is relying upon the Borrower's representations, warranties and agreements as set forth in

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the Loan Agreement and other loan documents. Borrower hereby reaffirms all representations and warranties in the Loan Agreement, all of which are true as of the date of this Agreement.

                                       BORROWER:

                                          SONUS PHARMACEUTICALS, INC.

                                          By:     /s/ Gregory Sessler
                                                  -----------------------------
                                          Title:  Chief Financial Officer
                                                  -----------------------------

                                       SILICON:

                                           SILICON VALLEY BANK

                                          By:     /s/ Derek Ridgley
                                                  -----------------------------
                                          Title:  Vice President
                                                  -----------------------------

AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT

Borrower:             Sonus Pharmaceuticals, Inc.

Address:              22026 - 20th Avenue S.E., Suite 102
                      Bothell, WA  98021

Date:                 September 10, 1997


SECURED LINE OF CREDIT

CREDIT LIMIT:         An amount not to exceed $5,000,000.

INTEREST RATE:        The interest rate applicable to the Secured Line of Credit shall be a rate equal to the "Prime Rate" in effect from time to time, plus 1.00% per annum. Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate"; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

COMMITMENT FEE:       $12,500, which is fully earned and payable at closing.
                      (Any Commitment Fee previously paid by the Borrower in connection with this loan shall be credited against this Fee.)

MATURITY DATE:        August 31, 1998, at which time all unpaid principal and
                      accrued but unpaid interest shall be due and payable.

PRIOR NAMES OF
BORROWER:             See attached Exhibit A

TRADE NAMES OF
BORROWER:             See attached Exhibit A

OTHER LOCATIONS
AND ADDRESSES:        See attached Exhibit A

MATERIAL ADVERSE
LITIGATION:           See attached Exhibit A

OTHER COVENANTS:      Borrower shall at all times comply with all of the
                      following additional covenants:

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                      BANKING RELATIONSHIP. Borrower shall at all times maintain their primary banking relationship with Silicon. Borrower shall not establish any deposit accounts of any type with any bank or other financial institution other than Silicon without Silicon's prior written consent, which consent shall not be unreasonably withheld.

                      MINIMUM CASH BALANCE. Borrower shall at all times maintain cash and cash equivalents of not less than $10,000,000 until all Obligations are repaid in full and the Loan Agreement is terminated.

CONDITIONS TO
CLOSING: Before requesting any advance, the Borrower shall satisfy each of the following conditions:

1.  Loan Documents:

                      Silicon shall have received the Loan Modification Agreement and this Amended and Restated Schedule, executed by the Borrower, and such guaranties and such loan documents as Silicon shall require, each duly executed and delivered by the parties thereto.

2.  Documents Relations
    to Authority, Etc.

                      Silicon shall have received each of the following in form and substance satisfactory to it:

                      (a) Certified Copies of the Articles of Incorporation and Bylaws of the Borrower;

                      (b) A Certificate of Good Standing issued by the Secretary of State of the Borrower's state of incorporation and such other states as Silicon may reasonably request with respect to the Borrower;

                      (c) A certified copy of a Resolution adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement, and any other documents or certificates to be executed by the Borrower in connection with this transaction;

                      (d) Incumbency Certificates describing the office and identifying the specimen signatures of the individuals signing all such loan documents on behalf of the Borrower; and

                      (e)    The partnership agreement.

3. Perfection and
   Priority of Security:

                      Silicon shall have received evidence satisfactory to it that its security interest in the Collateral has been duly perfected and that such security interest is prior to all other liens, charges, security interests, encumbrances and adverse claims in or to the Collateral other than Permitted Liens, which evidence shall include, without limitation, a certificate from the Washington Department of Licensing showing the due filing and first priority of the UCC Financing Statements to be signed by the Borrower covering the Collateral.

4.  Insurance:        Silicon shall have received evidence satisfactory to it
                      that all insurance required by this Agreement is in full force and effect, with loss payee designations and additional insured designations as required by this Agreement.

5.  Other Information:

                      Silicon shall have received such other statements, opinions, certificates, documents and information with respect to matters contemplated by this Agreement as it may reasonably request, all of which must be acceptable to Silicon.

                      Silicon shall have conducted an examination of the Borrower's books, records, ledgers, journals, and registers, as Silicon may deem necessary, and shall be satisfied with the results of such examination in its sole discretion.

          Silicon and the Borrower agree that the terms of this Schedule supplement the Loan and Security Agreement between Silicon and the Borrower and agree to be bound by the terms of this Schedule.

                                       BORROWER:

                                          SONUS PHARMACEUTICALS, INC.

                                          By:     /s/ Gregory Sessler
                                                  -----------------------------
                                          Title:  Chief Financial Officer
                                                  -----------------------------

                                       SILICON:

                                           SILICON VALLEY BANK

                                          By:     /s/ Derek Ridgley
                                                  -----------------------------
                                          Title:  Vice President
                                                  -----------------------------

                 CERTIFIED RESOLUTION AND INCUMBENCY CERTIFICATE

        Borrower:     Sonus Pharmaceuticals, Inc., a corporation organized under the laws of the State of Delaware.

Date:                 September 10, 1997

        I, the undersigned, Secretary or Assistant Secretary of the above-named Borrower, a corporation organized under the laws of the state set forth above (the "Company"), do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the bylaws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked:

        RESOLVED, that the Chief Executive Officer and the Chief Financial Officer of the Company (the "Authorized Officers") are each hereby individually authorized and directed to execute and deliver to Silicon Valley Bank ("Silicon") the Loan and Security Agreement in substantially the form presented to the Board of Directors and to execute and deliver to Silicon such other agreements, documents, and instruments as Silicon may require from time to time and as such Authorized Officer shall in his or her judgment determine are necessary or appropriate for the proper fiscal management of the Company, including but not limited to any renewals, extensions and/or amendments of the foregoing documents.

        FURTHER RESOLVED, that each of the Authorized Officers is hereby authorized and directed from time to time to borrow such sum or sums of money from Silicon as in the judgment of such Authorized Officer, the Company may require.

        FURTHER RESOLVED, that each of the Authorized Officers is hereby authorized and directed to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon all property of any and every kind belonging to this corporation as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, and including, but not limited to, any accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, copyrights and other property of every kind; and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements as Silicon may require from time-to-time and as such Authorized Officer shall in his or her judgment determine are necessary or appropriate for the proper fiscal management of the Company.

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     I also certify that each of the following named individuals is a duly elected officer of the Company, and holds the office of the Company set forth opposite his or her name, and do further certify that the signature written opposite the name and title of such officer is his or her true and correct signature.


Name                                 Title                     Signature
----                                 -----                     ---------
Steven C. Quay, M.D., Ph.D.          President & CEO           /s/ Steven C. Quay
---------------------------------    ---------------------     ---------------------------------

Gregory Sessler                      CFO                       /s/ Gregory Sessler
---------------------------------    ---------------------     ---------------------------------

        IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                        /s/ Gregory Sessler
                                        ----------------------------------------
                                        Secretary of Assistant Secretary